EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350,
As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Narsi Narayanan, certify, to my best knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the annual report of ClearOne Inc. on Form 10-K for the year ended December 31, 2014, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such annual report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of ClearOne, Inc.

January 13, 2016	By:	/s/ Narsi Narayanan
Narsi Narayanan Vice President of Finance